UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4888

                   DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        11-30


Date of reporting period:       5-31-03

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.


      Dreyfus
      Short-Intermediate
      Government Fund


      SEMIANNUAL REPORT May 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Financial Futures

                             9   Statement of Securities Sold Short

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            20   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Short-Intermediate
                                                                 Government Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Short-Intermediate Government Fund covers the six-month period from December 1, 2002, through May 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E. Thunelius.

We have recently seen some signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq wound down quickly, without disrupting oil supplies or major incidents of terrorism. Many stock market indices have posted encouraging gains since the start of 2003, suggesting greater investor optimism, although it is uncertain whether such gains will continue. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Although we believe that the U.S. economy is on the path to recovery, we do not currently expect interest rates to rise substantially in the foreseeable future. Unemployment has risen to multiyear highs, corporations remain reluctant to spend and capacity-utilization rates remain below levels that historically have led to booms in capital investment.

What are the implications for your investments? While we currently continue to favor areas of the taxable bond market that are more credit-sensitive, we believe values do not appear to be as compelling as they were six months ago. As a result, diversification remains important. As for stocks, we believe that selectivity will be a key to success in the equity markets. However, no one can say for certain what direction the markets will take over time. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 16, 2003

2


DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the six-month period ended May 31, 2003, the fund achieved a total return of 3.54%.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, achieved a total return of 2.10% for the same period.(2)

U.S. government securities continued to rally during the reporting period as persistently weak economic growth caused yields to continue to decline. The fund's return was higher than that of its benchmark, primarily due to our sector selection strategy, which emphasized some of the better-performing sub-sectors of the U.S. government securities market.

What is the fund's investment approach?

On December 18, 2002, fund shareholders voted to change the fund's investment objective. As of January 20, 2003, the fund' s investment objective is to maximize total return consisting of capital appreciation and current income. The fund' s previous investment objective was to provide as high a level of current income as was consistent with the preservation of capital.

The fund invests in securities issued or guaranteed by the U.S. government or its agencies and in repurchase agreements that are backed by U.S. government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through collateralized mortgage obligations ("CMOs"). CMOs are multiclass bonds that are issued by U.S. government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans.

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely
                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund's performance?

Although yields of many U.S. government securities began the reporting period near historical lows, yields continued to decline in a persistently lackluster economy.

Weak economic conditions during the reporting period were intensified by rising geopolitical tensions that culminated in the war with Iraq. Consumers and businesses apparently refrained from increasing their spending until the uncertainty surrounding the conflict waned. Even after the war wound down in early April, however, the economy remained sluggish. Although some signs of stronger growth emerged in May, many analysts remained cautious.

For its part, the Federal Reserve Board (the "Fed" ) left interest rates unchanged during the reporting period after implementing a rate-cut of 50 basis points in November 2002. By the reporting period's end, the Fed had made clear its resolve to maintain an accommodative monetary policy in order to stimulate renewed economic growth and forestall potential deflationary forces. As a result, many investors expected the Fed to reduce short-term interest rates further at its meeting in late June, and short-term bond yields declined to reflect that view.

In this constructive environment, we emphasized those sectors of the U.S. government securities marketplace that we believed would benefit most under prevailing market conditions. For example, early in the reporting period, we focused on Inflation Protection Securities ("IPS"), which are securities that are indexed to inflation. Although inflationary pressures remained largely absent, these securities benefited from robust demand from investors looking forward to stronger economic growth. At times during the reporting period, IPS comprised up to one-third of the fund's investments.

4

We kept the fund's holdings of mortgage-backed securities below the maximum allowable 35% during the reporting period. In addition, of the mortgage-backed securities the fund did hold, we emphasized securities issued by the Government National Mortgage Association ("Ginnie Mae"). These securities are backed by the full faith and credit of the U.S. government, which other government agency securities do not have. We also generally de-emphasized the debt of U.S. government agencies, which were hurt during the reporting period by questions regarding the management of their businesses.

What is the fund's current strategy?

We recently began to reduce the fund's exposure to IPS as they reached price levels that we regarded as fully valued. Although we have low expectations that interest rates will soon move substantially higher, we've begun to employ a laddered approach with respect to the maturities of the securities in the fund's portfolio. We believe that this strategy is prudent in the current, low interest-rate environment. In addition, we expect to continue to maintain the fund' s average effective duration -- a measure of sensitivity to changing interest rates -- within approximately 1.5 years. This position is designed to manage the risks of adverse interest-rate changes and place greater emphasis on our sector and security selection strategies. Of course, there can be no guarantee how any security or industry will perform in the future.

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund  5

May 31, 2003 (Unaudited)



STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--100.1%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--34.6%

U.S. Treasury Inflation Protection Securities:

   3.5%, 1/15/2011                                                                           28,850,187  (a)          32,866,204

   3.625%, 1/15/2008                                                                         90,507,470  (a,b)       101,508,108

   Coupon Strips:

      0%, 10/15/2028                                                                             50,000  (a)              51,405

      0%, 4/15/2029                                                                              50,000  (a)              51,474

   Principal Strips,

      0%, 4/15/2029                                                                           1,500,000  (a,c)           944,163

U.S. Treasury Notes:

   3%, 1/31/ 2004                                                                            10,200,000  (b)          10,329,438

   6.25%, 2/15/2007                                                                          15,000,000  (b)          17,371,200

                                                                                                                     163,121,992

U.S. GOVERNMENT AGENCIES--22.2%

Bearer Corp. Conversion System,

   0/9.125%, 5/15/2009                                                                       17,200,000  (d)          16,956,844

Federal Home Loan Banks,

   Bonds, Ser. DX07, 5.375%, 2/15/2007                                                        9,300,000               10,394,991

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         71,025,516  (a)          77,138,561

                                                                                                                     104,490,396

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--43.3%

Federal Home Loan Mortgage Corp.,

  REMIC, Multiclass Mortgage Participation Ctfs.:

    (Interest Only Obligation)

         Ser. 2360, Cl. TI, 6.5%, 7/15/2026                                                     700,089  (e)               5,762

   Structured Pass-Through Cfts.:

      Ser 2416, Cl. PB, 5.5%, 8/15/2012                                                       5,808,203                5,848,241

      Ser. T-7, Cl. A6, 7.03%, 8/25/2028                                                      4,434,198                4,770,399

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029                                                    4,535,994                4,965,326

Federal National Mortgage Association:

   5%, 10/1/2017--6/1/2018                                                                   49,996,510               51,902,036

   6%, 10/1/2013                                                                              9,934,282               10,378,145

   6.985%, 11/1/2003                                                                          6,422,838                6,440,096

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 1997-56, Cl. PM, 7%, 6/28/2026                                                       614,877  (e)              16,202

         (Interest Only Obligation)

   Whole Loan:

      Ser. 2001-W1, Cl. AF6, 6.402%, 7/25/2031                                                3,038,000                3,286,939

      Ser. 2001-W2, Cl. AF, 5.25%, 5/15/2029                                                  3,624,859                3,640,954

      Ser. 2001-W2, Cl. AF6, 6.089%, 10/25/2031                                               6,000,000                6,467,700

      Ser. 2001-W4, Cl. AF3, 4.034%, 8/25/2029                                               20,000,000               20,283,314


6
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I,

   5.5%                                                                                      74,200,000  (f)          77,492,253

U.S. Government Gtd. Development Participation Ctfs.,

  (Gtd. By Small Business Administration)

   Ser. 1997-20G, Cl.1, 6.85%, 7/1/2017                                                       7,745,877                8,725,725

                                                                                                                     204,223,092

TOTAL BONDS AND NOTES

   (cost $453,637,594)                                                                                               471,835,480

SHORT-TERM INVESTMENTS--15.5%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.145%, 6/5/2003                                                                             946,000                  945,915

   1.14%, 6/19/2003                                                                          11,130,000               11,124,101

   1.145%, 6/26/2003                                                                            625,000                  624,525

   1.23%, 7/17/2003                                                                          12,800,000  (c)          12,783,104

   1.095%, 9/4/2003                                                                          25,000,000               24,930,000

   1.13%, 10/30/2003                                                                         22,800,000               22,686,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $73,097,042)                                                                                                 73,093,645

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--19.6%                                                                  Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $92,252,194)                                                                        92,252,194               92,252,194

TOTAL INVESTMENTS (cost $618,986,830)                                                             135.2%             637,181,319

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (35.2%)           (165,758,556)

NET ASSETS                                                                                        100.0%             471,422,763

(A)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX

(B)  A PORTION  OF THESE  SECURITIES  ARE ON LOAN.  AT MAY 31,  2003,  THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $89,345,606 AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $92,252,194.

(C)  PARTIALLY  OR WHOLLY  HELD BY A BROKER  AS  COLLATERAL  FOR OPEN  FINANCIAL
     FUTURES POSITIONS.

(D)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE.

(E)  NOTIONAL FACE AMOUNT SHOWN.

(F)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                        The Fund  7



STATEMENT OF FINANCIAL FUTURES

May 31, 2003 (Unaudited)

                                                                 Market Value                                          Unrealized
                                                                   Covered by                                       (Depreciation)
                                            Contracts            Contracts ($)           Expiration               at 5/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                       364              43,111,250        September 2003                     (92,958)

SEE NOTES TO FINANCIAL STATEMENTS.


8

STATEMENT OF SECURITIES SOLD SHORT

May 31, 2003 (Unaudited)

                                                     Principal
U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED             Amount ($)        Value ($)
--------------------------------------------------------------------------------

Federal National Mortgage Association, 6%

   (proceeds $49,518,563)                           47,700,000       49,548,375

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund  9

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments (including securities loaned,
   valued at $89,345,606)--Note 1(b)                  618,986,830   637,181,319

Receivable from brokers for proceeds on securities sold short        49,518,563

Interest receivable                                                   3,994,014

Paydowns receivable                                                   1,061,265

Receivable for shares of Beneficial Interest subscribed                  56,499

Prepaid expenses                                                         81,245

                                                                    691,892,905

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           211,579

Cash overdraft due to Custodian                                          46,672

Liability for securities loaned--Note 1(b)                           92,252,194

Payable for investment securities purchased                          77,487,987

Securities sold short, at value (proceeds $49,518,563)
  --See Statement of Securities Sold Short                           49,548,375

Payable for shares of Beneficial Interest redeemed                      691,023

Payable for futures variation margin--Note 4                             97,345

Accrued expenses                                                        134,967

                                                                    220,470,142

NET ASSETS ($)                                                      471,422,763

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     502,403,310

Accumulated distributions in excess of investment income--net        (4,220,290)

Accumulated net realized gain (loss) on investments                 (44,828,040)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($92,958) net unrealized
  (depreciation) on financial futures]                               18,067,783

NET ASSETS ($)                                                      471,422,763

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                 42,673,652

NET ASSET VALUE, offering and redemption price per share ($)              11.05

SEE NOTES TO FINANCIAL STATEMENTS.

10


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest Income                                                      6,659,111

Income from securities lending                                          20,926

TOTAL INCOME                                                         6,680,037

EXPENSES:

Management fee--Note 3(a)                                            1,175,618

Shareholder servicing costs--Note 3(b)                                 481,207

Prospectus and shareholders' reports                                    71,982

Professional fees                                                       38,421

Custodian fees--Note 3(b)                                               27,372

Registration fees                                                       18,406

Trustees' fees and expenses--Note 3(c)                                   9,727

Loan commitment fees--Note 2                                             2,267

TOTAL EXPENSES                                                       1,825,000

INVESTMENT INCOME--NET                                               4,855,037

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 10,088,800

  Short sale transactions                                             (794,716)

Net realized gain (loss) on financial futures                       (2,433,314)

NET REALIZED GAIN (LOSS)                                             6,860,770

Net unrealized appreciation (depreciation) on investments
  and securities sold short [including ($92,958) net unrealized
  (depreciation) on financial futures]                               4,848,904

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,709,674

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                16,564,711

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  11

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2003            Year Ended
                                               (Unaudited)    November 30, 2002
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,855,037           14,424,363

Net realized gain (loss) on investments         6,860,770           (6,476,634)

Net unrealized appreciation (depreciation)
   on investments                               4,848,904            6,323,910

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   16,564,711           14,271,639

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (9,558,524)         (16,669,904)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  71,878,069          142,649,964

Dividends reinvested                            8,412,574           14,481,073

Cost of shares redeemed                       (89,799,031)        (164,877,710)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (9,508,388)          (7,746,673)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,502,201)         (10,144,938)

NET ASSETS ($):

Beginning of Period                           473,924,964          484,069,902

END OF PERIOD                                 471,422,763          473,924,964

Undistributed (distributions in excess of)
   investment income--net                      (4,220,290)             483,197


CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,548,029           13,052,277

Shares issued for dividends reinvested            764,909            1,326,798

Shares redeemed                                (8,178,541)         (15,112,994)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (865,603)            (733,919)

SEE NOTES TO FINANCIAL STATEMENTS.

12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                       Six Months Ended
                                           May 31, 2003                                  Year Ended November 30,
                                                         ---------------------------------------------------------------------------
                                             (Unaudited)     2002(a)           2001           2000           1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        10.89          10.93             10.57          10.43          10.82        10.82

Investment Operations:

Investment income--net                          .11(b)         .33(b)            .48            .60            .63          .74

Net realized and unrealized
   gain (loss) on investments                   .27            .01               .37            .14           (.39)         .01

Total from Investment
   Operations                                   .38            .34               .85            .74            .24          .75

Distributions:

Dividends from investment
   income--net                                 (.22)          (.38)             (.49)          (.60)          (.63)        (.75)

Net asset value, end of period                11.05          10.89             10.93          10.57          10.43        10.82

TOTAL RETURN (%)                               3.54(c)        3.19              8.14           7.38           2.33         7.21

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                        .78(d)         .74               .73            .71            .71          .70

Ratio of net investment income
   to average net assets                       2.06(d)        3.04              4.42           5.78           6.00         6.85

Portfolio Turnover Rate                      514.50(c)    1,063.40          1,459.21       1,056.17       1,096.12       902.14

Net Assets, end of period
   ($ x 1,000)                              471,423        473,925           484,070        370,165        434,782      487,714

(A)  AS  REQUIRED,  EFFECTIVE  DECEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES FOR THE PERIOD ENDED  NOVEMBER 30, 2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.06, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.06 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 3.54% TO 3.04%.
     PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO DECEMBER
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On December 18, 2002, fund shareholders voted to change the fund's investment objective. Effective January 20, 2003, the fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

14

(b) Securities  transactions and investment income:  Securities transactions are recorded  on a  trade  date  basis.  Realized  gain  and  loss  from  securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                                    The Fund  15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $51,270,332 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2002. If not applied, $7,171,403 of the carryover expires in fiscal 2003, $1,936,907 expires in fiscal 2004,
$4,272,981   expires  in  fiscal  2005,  $4,454,301  expires  in  fiscal  2006,
$16,361,703 expires in fiscal 2007, $5,954,353 expires in fiscal 2008 and $11,118,684 expires in fiscal 2010. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the funds merger with Dreyfus U.S. Treasury Short Term Fund.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2002 was as follows: ordinary income $16,669,904. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions.

16

In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expenses. During the period ended May 31, 2003, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2003, the fund was charged $280,370 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2003, the fund was charged $117,476 pursuant to the transfer agency agreement.

                                                                    The Fund  17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2003, the fund was charged $27,372 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $45,000, an attendance fee of $5,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the Fund Group has more than twice the current number of portfolios and, consequently, each Board member who is not an affiliated person will receive an annual fee of $60,000, an attendance fee of $7500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures during the period ended May 31, 2003:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Long transactions                     2,298,214,484       2,287,452,145

Short sale transactions                 691,414,257         665,806,073

     TOTAL                            2,989,628,741       2,953,258,218

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if

18

the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at May 31, 2003, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 2003, are set forth in the Statement of Financial Futures.

At  May  31,  2003,  accumulated  net unrealized appreciation on investments was
$18,194,489,   consisting  of  $19,725,580  gross  unrealized  appreciation  and
$1,531,091 gross unrealized depreciation.

At May 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                    The Fund  19

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposals considered at the meeting, and the results, are as follows:


                                                                                                 Shares
                                                             ----------------------------------------------------------------------
                                                                       For                      Against                 Abstained
                                                             ----------------------------------------------------------------------

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to expand
   the ability to invest in other
   investment companies                                             18,346,117                 3,123,738                 946,626

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to permit
   futures and options transactions                                 16,825,844                 4,513,335               1,095,303

To change the fund's investment
   objective                                                        17,367,326                 3,947,588               1,119,567



The fund held a special meeting of shareholders on March 18, 2003. The proposal considered at the meeting, and the results, are as follows:

                                                                                                 Shares
                                                             -----------------------------------------------------------------------
                                                                       For                      Against                Abstained
                                                             -----------------------------------------------------------------------

To amend the the fund's charter
   to permit the issuance of
   additional classes of shares                                     20,872,408                 4,718,728                1,696,330




                   For More Information

                        Dreyfus Short-Intermediate
                        Government Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com




(c) 2003 Dreyfus Service Corporation                                  542SA0503





ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.



[PAGE}

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

[NAME OF FUND]

By:   /s/Stephen E. Canter
      --------------------
      STEPHEN E. CANTER
      PRESIDENT

Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  July 30, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.